UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22067

Nicholas-Applegate Global Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	NY 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year:	August 31, 2009

Date of reporting period:	August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORT TO SHAREHOLDERS

Nicholas-Applegate Global Equity & Convertible Income Fund

Annual Report
August 31, 2009

Nicholas-Applegate Global Equity & Convertible Income Fund Letter to Shareholders

October 15, 2009

Dear Shareholder:

Please find enclosed the annual report for Nicholas-Applegate Global Equity & Convertible Income Fund (the “Fund”) for the fiscal year ended August 31, 2009.

Corporate securities, including convertible bonds and U.S. stocks, reversed course during the fiscal 12-month period, rallying solidly during the second half of the fiscal year. The advance enabled investors to recover significant ground that had been lost during the course of the 16-month bear market that ended in March of 2009. In this environment, the Morgan Stanley Capital International All Country World Index (ACWI), an unmanaged global index generally representative of developed equity markets, declined 16.43% in U.S. dollar terms for the full fiscal year despite having advanced 49.12% during the second half of the fiscal reporting period. The Merrill Lynch All-Convertible Index, an unmanaged index generally representative of the convertible securities market, declined 6.62%; the S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, declined 18.25% and the Barclays Global U.S. Treasury Bond Index advanced 6.09% for the fiscal 12-month period ended August 31, 2009.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   1

Nicholas-Applegate Global Equity & Convertible Income Fund Fund Insights
August 31, 2009 (unaudited)

•	For the fiscal year ended August 31, 2009, Nicholas-Applegate Global Equity & Convertible Income Fund (the “Fund”) decreased 11.93% on net asset value (“NAV”) and 17.63% on market price.

•

International markets declined nearly 15%, as represented by the unmanaged MSCI EAFE Index during the 12-month period ended August 31, 2009. However, following a significant decline in the first six months of the reporting period, marked by the financial crisis and a massive rotation away from risky investments from March 1, 2009 through August 31, 2009, the markets were up 54%.

•

Concurrent with the collapsing markets, the Chicago Board Options exchange Volatility Index first peaked in October and then re-peaked in November of 2008 at an incredulous level of 80.8. These never before experienced volatility levels were double previous historic highs. Subsequently, volatility has fallen back to lower levels. The volatility in the international markets followed the same pattern as the U.S. market. Premium captured was good; however in months where the equity markets spiked higher, premium captured was less than expected. Premium captured refer to premiums collected from selling a call option.

•

The Fund’s U.S. equity positions in technology, energy and materials were the best contributors to Fund performance, while select certain equity holdings in health care detracted from performance during the twelve-month reporting period.

•

A rapid recovery in global retailers contributed positively to the Fund’s performance during the fiscal year. The two contributing retailers were Next PLC and Hennes & Mauritz. Spanish telecommunication service provider Telefonica, the leading operator in the Spanish and Portuguese-speaking world, benefited from growth in Brazil’s economy during the reporting period.

•

Reduced demand for agricultural chemicals as the global recession set in negatively impacted producers and distributors such as K&S and Yara International. Further, a drop in shipping rates on all goods negatively impacted transporters such as Mitsui OSK Lines. An underweighting in consumer staples stocks detracted from Fund performance, as many investors rushed into the defensive sector as the economic downturn took hold.

•

The Fund’s positions in the financial and health care industries contributed positively to convertible performance during the fiscal year. Financial companies benefited from capital raises, better trading, and investment banking revenue. Select health care names benefited from consistent earnings and cash flow.

•	The Fund’s positions in industrials and technology detracted from the Fund’s performance in convertibles during the fiscal year.

2   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund	Performance & Statistics
August 31, 2009 (unaudited)

Total Return(1):	Market Price	NAV

1 Year	(17.63)%	(11.93)%

Commencement of Operations (9/28/07) to 8/31/09	(19.82)%	(13.19)%

Market Price/NAV Performance:

Commencement of Operations (9/28/07) to 8/31/09

Market Price/NAV:

Market Price	$12.99

NAV	$14.71

Discount to NAV	(11.69)%

Market Price Yield(2)	6.20%

Investment Allocation (as a percentage of Common Stock)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions (if any), have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Fund performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share distribution by the market price per share at August 31, 2009.

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   3

Nicholas-Applegate Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2009

Shares		Value
COMMON STOCK—78.9%
	Australia—2.9%
	Airlines—0.3%
152,554	Qantas Airways Ltd.	$324,324
	Biotechnology—0.5%
17,462	CSL Ltd. (a)	473,391
	Commercial Banks—0.7%
19,579	Commonwealth Bank of Australia	756,071
	Construction & Engineering—0.4%
14,173	Leighton Holdings Ltd.	440,616
	Diversified Financial Services—0.4%
139,994	Challenger Financial Services Group Ltd.	369,753
	Metals & Mining—0.6%
13,924	BHP Billiton Ltd.	431,982
58,602	OneSteel Ltd.	160,755
		592,737
	Austria—0.1%
	Building Products—0.0%
3,027	Wienerberger AG (b)	69,265
	Metals & Mining—0.1%
2,316	Voestalpine AG	74,779
	Belgium—0.2%
	Chemicals—0.2%
5,374	Tessenderlo Chemie NV	188,055
	Bermuda—1.6%
	Capital Markets—1.2%
31,248	Lazard Ltd.—Cl. A	1,214,610
	Electric Utilities—0.2%
59,000	Cheung Kong Infrastructure Holdings Ltd.	212,443
	Marine—0.1%
10,500	Orient Overseas International Ltd.	49,179
	Specialty Retail—0.1%
19,500	Esprit Holdings Ltd.	118,141
	Canada—0.6%
	Communications Equipment—0.6%
9,100	Research In Motion Ltd. (b)	664,846
	Cayman Islands—0.6%
	Electronic Equipment, Instruments—0.1%
30,500	Kingboard Chemical Holdings Ltd.	96,859
	Insurance—0.4%
19,230	XL Capital Ltd.—Cl. A	333,640
	Paper & Forest Products—0.0%
28,000	Lee & Man Paper Manufacturing Ltd.	45,465

4   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2009

Shares		Value

	Semiconductors & Semiconductor Equipment—0.1%
16,500	ASM Pacific Technology Ltd.	$105,433

	Denmark—0.1%
	Construction & Engineering—0.1%
2,000	FLSmidth & Co. AS	110,897

	Finland—0.2%
	Communications Equipment—0.1%
7,353	Nokia Oyj	103,325

	Food & Staples Retailing—0.1%
4,984	Kesko Oyj -Cl. B	146,860

	France—3.1%
	Airlines—0.1%
4,355	Air France-KLM (b)	66,699

	Automobiles—0.4%
9,874	Peugeot S.A. (b)	286,887
1,838	Renault S.A. (b)	83,017

		369,904

	Commercial Banks—0.6%
4,922	BNP Paribas	397,272
12,598	Credit Agricole S.A.	234,279

		631,551

	Diversified Telecommunication—1.1%
47,233	France Telecom S.A. (a)	1,202,447

	Electrical Equipment—0.3%
4,912	Alstom S.A.	346,711

	Household Durables—0.1%
2,043	SEB S.A.	102,084

	Oil, Gas & Consumable Fuels—0.5%
8,490	Total S.A.	487,647

	Germany—2.2%
	Airlines—0.4%
23,665	Deutsche Lufthansa AG	381,156

	Automobiles—0.9%
17,212	Daimler AG (a)	780,130
3,950	Porsche Automobile Holding SE	291,913

		1,072,043

	Chemicals—0.4%
7,688	K+S AG	391,261

	Industrial Conglomerates—0.3%
2,992	Siemens AG	260,197

	Metals & Mining—0.1%
1,548	Salzgitter AG	147,897

	Multi-Utilities—0.1%
568	RWE AG	52,722

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   5

Nicholas-Applegate Global Equity & Convertible Income Fund	Schedule of Investments
August 31, 2009

Shares		Value

	Greece—0.1%
	Commercial Banks—0.1%
4,039	National Bank of Greece S.A. (b)	$126,990

	Hong Kong—1.7%
	Airlines—0.3%
197,000	Cathay Pacific Airways Ltd. (b)	285,138

	Diversified Financial Services—0.1%
8,000	Hong Kong Exchanges & Clearing Ltd.	139,172

	Independent Power Producers—0.1%
38,000	China Resources Power Holdings Co. Ltd.	91,994

	Industrial Conglomerates—0.2%
7,200	Jardine Matheson Holdings Ltd.	208,800

	Real Estate Management & Development—1.0%
41,000	Hang Lung Group Ltd.	188,878
118,000	New World Development Ltd.	238,086
56,000	Swire Pacific Ltd.—Cl. A	584,436

		1,011,400

	Ireland—0.1%
	Banks—0.0%
20,740	Anglo Irish Bank Corp. PLC (b)(c)	298

	Insurance—0.1%
9,738	Irish Life & Permanent PLC	63,537

	Italy—0.9%
	Aerospace & Defense—0.2%
10,385	Finmeccanica SpA	166,366

	Electric Utilities—0.3%
54,358	Enel SpA	321,571

	Household Durables—0.1%
14,735	Indesit Co. SpA (b)	101,371

	Oil, Gas & Consumable Fuels—0.3%
13,395	ENI SpA	318,595

	Japan—5.9%
	Auto Components—0.1%
5,800	Tokai Rika Co. Ltd.	104,089

	Commercial Banks—0.4%
169,000	Hokuhoku Financial Group, Inc.	422,523

	Computers & Peripherals—0.1%
13,000	Toshiba Corp.	66,943

	Consumer Finance—0.2%
490	ORIX Corp.	37,662
13,600	Promise Co. Ltd.	133,473

		171,135

	Diversified Telecommunication—0.1%
2,100	Nippon Telegraph & Telephone Corp.	93,775

6   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments August 31, 2009

Shares		Value

	Electronic Equipment, Instruments—0.5%
3,500	FUJIFILM Holdings Corp.	$104,486
5,500	Mitsumi Electric Co. Ltd.	127,907
23,000	Nippon Chemi-Con Corp.	89,237
14,000	Star Micronics Co. Ltd.	147,083

		468,713

	Health Care Equipment & Supplies—0.2%
7,000	Olympus Corp.	190,359

	Household Durables—0.3%
13,300	Sony Corp.	357,962

	Leisure Equipment & Products—0.6%
5,000	Nikon Corp.	86,177
7,900	Sankyo Co. Ltd.	498,440

		584,617

	Machinery—0.2%
5,000	Glory Ltd.	112,197
4,700	Shima Seiki Manufacturing Ltd.	109,908

		222,105

	Marine—0.6%
71,000	Mitsui OSK Lines Ltd.	454,185
32,000	Nippon Yusen KK	138,852

		593,037

	Metals & Mining—0.4%
4,300	JFE Holdings, Inc.	150,528
43,000	Nippon Steel Corp.	169,102
56,000	Sumitomo Metal Industries Ltd.	140,569

		460,199

	Pharmaceuticals—0.2%
6,000	Chugai Pharmaceutical Co., Ltd.	122,581
3,300	Daiichi Sankyo Co., Ltd.	70,449

		193,030

	Real Estate Management & Development—0.1%
2,000	Daito Trust Construction Co., Ltd.	95,604

	Road & Rail—0.1%
1,700	East Japan Railway Co.	111,360

	Software—0.1%
300	Nintendo Co., Ltd.	81,557

	Specialty Retail—0.1%
3,000	Aoyama Trading Co., Ltd.	55,853

	Tobacco—0.0%
16	Japan Tobacco, Inc.	46,534

	Trading Companies & Distribution—1.3%
54,000	ITOCHU Corp.	383,388
70,000	Marubeni Corp.	348,695
26,000	Mitsui & Co., Ltd.	339,143
36,900	Sumitomo Corp.	378,683

		1,449,909

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   7

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments August 31, 2009

Shares		Value

	Wireless Telecommunication Services—0.3%
50	KDDI Corp.	$285,114

	Luxembourg—0.1%
	Metals & Mining—0.1%
3,088	ArcelorMittal	110,552

	Netherlands—0.2%
	Diversified Financial Services—0.2%
14,541	ING Groep NV (b)	219,470

	New Zealand—0.1%
	Construction Materials—0.1%
27,259	Fletcher Building Ltd.	146,564

	Norway—0.5%
	Chemicals—0.3%
10,500	Yara International ASA	287,213

	Energy Equipment & Services—0.2%
8,000	Seadrill Ltd.	143,403
3,400	TGS Nopec Geophysical Co. ASA (b)	43,246

		186,649

	Singapore—1.1%
	Airlines—0.3%
40,000	Singapore Airlines Ltd.	357,292

	Commercial Banks—0.2%
36,000	Oversea-Chinese Banking Corp.	193,382

	Distributors—0.3%
17,000	Jardine Cycle & Carriage Ltd.	273,771

	Electronic Equipment, Instruments—0.2%
26,000	Venture Corp., Ltd.	155,366

	Real Estate Management & Development—0.1%
71,000	Wing Tai Holdings Ltd.	85,717

	Transportation Infrastructure—0.0%
29,200	Singapore Airport Terminal Services Ltd.	50,099

	Spain—1.6%
	Construction & Engineering—0.5%
9,221	ACS Actividades de Construccion y Servicios S.A.	476,604
2,822	Sacyr Vallehermoso S.A.	47,162

		523,766

	Diversified Telecommunication—1.1%
45,274	Telefonica S.A.	1,145,910

	Sweden—1.6%
	Commercial Banks—0.2%
19,000	Nordea Bank AB	199,790
4,200	Swedbank AB (b)	44,210

		244,000

8   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Shares		Value

	Communications Equipment—0.1%
15,995	Telefonaktiebolaget LM Ericsson—Cl. B	$153,869

	Household Durables—0.1%
5,400	Electrolux AB (b)	112,534

	Machinery—0.4%
20,200	Sandvik AB	204,706
16,000	Trelleborg AB—Cl. B (b)	86,531
14,200	Volvo AB—Cl. B	124,995

		416,232

	Specialty Retail—0.8%
13,200	Hennes & Mauritz AB—Cl. B	734,764

	Switzerland—1.3%
	Biotechnology—0.3%
5,878	Actelion Ltd. (b)	340,291

	Capital Markets—0.1%
2,773	Credit Suisse Group AG	141,750

	Insurance—0.8%
3,450	Zurich Financial Services AG (a)	761,794

	Textiles, Apparel & Luxury Goods—0.1%
656	Swatch Group AG	142,082

	United Kingdom—7.1%
	Aerospace & Defense—0.1%
11,929	BAE Systems PLC	60,336

	Capital Markets—0.1%
17,856	3i Group PLC	87,472

	Commercial Banks—0.6%
50,729	Barclays PLC (b)	310,877
18,343	Lloyds TSB Group PLC (b)	32,883
51,937	Royal Bank of Scotland Group PLC (b)	48,155
9,470	Standard Chartered PLC	213,995

		605,910

	Commercial Services & Supplies—0.1%
13,579	Aggreko PLC	146,362

	Food & Staples Retailing—0.4%
92,742	WM Morrison Supermarkets PLC (a)	416,291

	Industrial Conglomerates—0.1%
4,961	Cookson Group PLC	31,692
4,730	Smiths Group PLC	61,432

		93,124

	Insurance—0.5%
253,484	Old Mutual PLC	384,784
45,432	Standard Life PLC	144,379

		529,163

	Machinery—0.2%
17,900	Charter International PLC	179,110

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   9

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Shares		Value

	Media—0.1%
12,965	WPP PLC	$108,482

	Metals & Mining—1.4%
6,416	Anglo American PLC (b)	208,802
36,554	BHP Billiton PLC (a)	953,243
5,372	Rio Tinto PLC	208,340
4,527	Xstrata PLC	60,130

		1,430,515

	Multiline Retail—0.7%
26,858	Marks & Spencer Group PLC	147,912
21,928	Next PLC	582,309

		730,221

	Oil, Gas & Consumable Fuels—1.9%
16,993	BG Group PLC	279,123
	Royal Dutch Shell PLC,
16,201	Class A	448,603
45,399	Class B (a)	1,226,282

		1,954,008

	Professional Services—0.1%
14,108	Michael Page International PLC	77,953

	Specialty Retail—0.1%
72,326	GALIFORM PLC (b)	72,861
16,621	Game Group PLC	44,239

		117,100

	Tobacco—0.4%
14,650	British American Tobacco PLC (a)	445,650

	Wireless Telecommunication Services—0.3%
165,068	Vodafone Group PLC	357,584

	United States—45.0%
	Aerospace & Defense—1.7%
10,300	L-3 Communications Holdings, Inc.	766,320
16,850	United Technologies Corp.	1,000,216

		1,766,536

	Auto Components—0.7%
31,200	Johnson Controls, Inc.	772,824

	Automobiles—1.0%
130,434	Ford Motor Co. (b)	991,298

	Beverages—3.1%
40,985	Coca-Cola Co.	1,998,838
15,600	Molson Coors Brewing Co.—Cl. B	739,128
7,600	PepsiCo, Inc.	430,692

		3,168,658

	Biotechnology—1.0%
22,800	Gilead Sciences, Inc. (b)	1,027,368

10   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Shares		Value
	Communications Equipment—3.3%
44,800	Cisco Systems, Inc. (b)	$967,680
5,984	EchoStar Corp.—Cl. A (b)	111,003
21,200	Harris Corp.	736,276
5,266	Harris Stratex Networks, Inc.—Cl. A (b)	31,912
34,200	Juniper Networks, Inc. (b)	788,994
17,000	Qualcomm, Inc.	789,140
		3,425,005
	Computers & Peripherals—2.8%
7,036	Apple, Inc. (b)	1,183,526
51,700	EMC Corp. (b)	822,030
7,500	International Business Machines Corp.	885,375
		2,890,931
	Diversified Financial Services—1.0%
24,837	JP Morgan Chase & Co.	1,079,416
	Diversified Telecommunication Services—0.8%
28,200	Verizon Communications, Inc.	875,328
	Electric Utilities—1.1%
13,855	Entergy Corp.	1,094,545
	Electronic Equipment, Instruments & Components—0.5%
14,000	Amphenol Corp.—Cl. A	489,440
	Energy Equipment & Services—1.9%
9,700	Diamond Offshore Drilling, Inc.	867,374
11,600	National Oilwell Varco, Inc. (b)	421,660
11,800	Schlumberger Ltd.	663,160
		1,952,194
	Food Products—0.6%
20,500	Archer-Daniels-Midland Co.	591,015
	Health Care Equipment & Supplies—1.7%
15,600	Baxter International, Inc.	887,952
3,680	Intuitive Surgical, Inc. (b)	819,573
		1,707,525
	Health Care Providers & Services—3.1%
23,000	Cigna Corp.	676,890
21,900	McKesson Corp.	1,245,234
23,600	Medco Health Solutions, Inc. (b)	1,303,192
		3,225,316
	Hotels Restaurants & Leisure—0.8%
15,000	McDonald’s Corp.	843,600
	Household Products—0.9%
16,500	Procter & Gamble Co.	892,815
	Independent Power Producers & Energy Traders—1.4%
12,500	Constellation Energy Group, Inc.	395,625
38,461	NRG Energy, Inc. (b)	1,032,678
		1,428,303

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   11

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Shares		Value
	Industrial Conglomerates—1.1%
62,026	General Electric Co.	$862,161
20,200	Textron, Inc.	310,272
		1,172,433
	Insurance—2.0%
46,000	Genworth Financial, Inc.—Cl. A	485,760
23,520	MetLife, Inc.	888,115
12,700	Prudential Financial, Inc.	642,366
		2,016,241
	Internet & Catalog Retail—1.2%
14,930	Amazon.com, Inc. (b)	1,212,167
	Internet Software & Services—0.9%
2,000	Google, Inc.—Cl. A (b)	923,340
	Machinery—1.9%
18,700	AGCO Corp. (b)	584,188
14,200	Deere & Co.	619,120
18,600	Joy Global, Inc.	722,610
		1,925,918
	Media—0.5%
29,919	DISH Network Corp.—Cl. A (b)	487,979
	Metals & Mining—1.1%
17,550	Freeport-McMoRan Copper & Gold, Inc.	1,105,299
	Multiline Retail—0.9%
19,500	Target Corp.	916,500
	Oil, Gas & Consumable Fuels—0.9%
5,500	Occidental Petroleum Corp.	402,050
5,900	Peabody Energy Corp.	192,812
18,800	Valero Energy Corp.	352,312
		947,174
	Pharmaceuticals—3.3%
16,000	Abbott Laboratories	723,680
43,300	Bristol-Myers Squibb Co.	958,229
18,224	Johnson & Johnson	1,101,459
21,200	Merck & Co., Inc.	687,516
		3,470,884
	Semiconductors & Semiconductor Equipment—1.8%
48,000	Intel Corp.	975,360
33,900	Texas Instruments, Inc.	833,601
		1,808,961
	Software—2.0%
35,700	Microsoft Corp.	880,005
55,200	Oracle Corp.	1,207,224
		2,087,229

	Total Common Stock (cost—$131,830,337)	81,311,248

12   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

CONVERTIBLE PREFERRED STOCK—10.0%
	Automobiles—0.2%
60	General Motors Corp., 6.25%, 7/15/33, Ser. C	NR/NR	$198,000

	Capital Markets—0.3%
	Lehman Brothers Holdings, Inc.,
42	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.) (c) (d) (e)	NR/NR	135,833
9	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.) (c) (d) (e)	NR/NR	126,771

			262,604

	Chemicals—0.4%
12	Celanese Corp., 4.25%, 12/31/49	NR/NR	388,338

	Commercial Banks—0.2%
2	Fifth Third Bancorp, 8.50%, 12/31/49, Ser. G	Baa3/BB	211,412

	Commercial Services & Supplies—0.7%
29	United Rentals, Inc., 6.50%, 8/1/28	Caa1/CCC	688,750

	Diversified Financial Services—1.8%
1	Bank of America Corp., 7.25%, 12/31/49, Ser. L	B3/B	755,125
29	Vale Capital Ltd., 5.50%, 6/15/10,
	Ser. RIO (Compania Vale do Rio Doce) (e)	NR/NR	1,145,687

			1,900,812

	Electric Utilities—1.2%
30	AES Trust III, 6.75%, 10/15/29	B3/B	1,263,000

	Food Products—0.9%
10	Bunge Ltd., 4.875%, 12/31/49	Ba1/BB	897,500

	Household Durables—1.0%
1	Stanley Works, 5.125%, 5/17/12, VRN	A3/BBB+	1,046,850

	Oil, Gas & Consumable Fuels—0.5%
7	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	510,038

	Pharmaceuticals—1.1%
5	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	1,150,972

	Real Estate (REIT)—0.6%
60	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	Caa2/C	660,000

	Wireless Telecommunication Services—1.1%
23	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	1,145,463

	Total Convertible Preferred Stock (cost—$18,082,711)		10,323,739

CONVERTIBLE BONDS & NOTES—9.7%

Principal Amount (000)

	Auto Components—0.4%
$325	BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	394,063

	Commercial Services & Supplies—0.6%
650	Bowne & Co., Inc., 5.00%, 10/1/33	B3/CCC+	627,250

	Communications Equipment—0.3%
810	Nortel Networks Corp., 2.125%, 4/15/14 (d)	NR/NR	360,450

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   13

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Computers & Peripherals—1.4%
$1,400	Maxtor Corp., 6.80%, 4/30/10	Ba3/NR	$1,424,500

	Electrical Equipment—0.9%
400	EnerSys, 3.375%, 6/1/38 (f)	B2/BB	336,000
785	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	590,713

			926,713

	Energy Equipment & Services—0.3%
375	Hornbeck Offshore Services, Inc., 1.625%, 11/15/26 (f)	NR/BB-	308,437

	Internet Software & Services—0.2%
275	VeriSign, Inc., 3.25%, 8/15/37	NR/NR	226,875

	IT Services—0.6%
650	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	581,750

	Media—0.4%
475	Interpublic Group of Cos, Inc., 4.25%, 3/15/23	Ba3/B+	438,187

	Multi-Utilities—1.1%
425	PG&E Corp., 9.50%, 6/30/10	NR/NR	1,159,188

	Pharmaceuticals—0.8%
450	Biovail Corp., 5.375%, 8/1/14 (g) (h)	NR/NR	497,813
400	Mylan, Inc., 1.25%, 3/15/12	NR/B+	370,500

			868,313

	Real Estate (REIT)—0.4%
500	Developers Diversified Realty Corp., 3.00%, 3/15/12	NR/BB	428,750

	Semiconductors & Semiconductor Equipment—0.7%
450	Advanced Micro Devices, Inc., 5.75%, 8/15/12	NR/CCC+	363,937
200	Micron Technology, Inc., 4.25%, 10/15/13	NR/NR	325,500

			689,437

	Telecommunications—0.9%
900	Nextel Communications, Inc., 5.25%, 1/15/10	Ba2/BB	904,500

	Wireless Telecommunication Services—0.7%
800	NII Holdings, Inc., 3.125%, 6/15/12	NR/B+	682,000

	Total Convertible Bonds & Notes (cost—$10,713,574)		10,020,413

CORPORATE BONDS & NOTES—0.4%
	Banks—0.4%
	General Motors Acceptance Corp. LLC,
260	7.50%, 12/31/13 (g) (h)	Ca/CCC	216,450
312	8.00%, 12/31/18 (g) (h)	Ca/CC	230,100

	Total Corporate Bonds & Notes (cost—$847,839)		446,550

SHORT-TERM INVESTMENT—1.0%
	Time Deposit—1.0%
984	Citibank-Nassau, 0.03%, 9/1/09 (cost—$984,294)		984,294

	Total Investments, before call options written
	(cost—$162,458,755)—100.0%		103,086,244

14   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Contracts		Value
CALL OPTIONS WRITTEN (b)— (0.4)%

225	DAX Index, OTC, strike price A5,692, expires 9/18/09	$(18,572)
1,800	Dow Jones A Stoxx 50 Price Index, OTC, strike price A2,854, expires 9/18/09	(105,243)
715	FTSE 100 Index, OTC, strike price GBP 5,002, expires 9/18/09	(63,781)
43,000	NIKKEI 225 Index, OTC, strike price ¥10,900, expires 9/11/09	(32,685)
12,850	OMX Stockholm 30 Index, OTC, strike price SEK 954, expires 9/18/09	(15,948)
33,600	S&P 500 Index, OTC, strike price $1,075, expires 9/18/09	(152,436)
175	Swiss Market Index, OTC, strike price CHF 6,287, expires 9/18/09	(10,776)
	Total Call Options Written (premiums received—$328,562)	(399,441)

	Total Investments, net of call options written
	(cost—$162,130,193) (i)—99.6%	102,686,803

	Other assets less other liabilities—0.4%	365,177

	Net Assets—100.0%	$103,051,980

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   15

Nicholas-Applegate Global Equity & Convertible Income Fund Schedule of Investments
August 31, 2009

Notes to Schedule of Investments:
*	Unaudited.
(a)	All or partial amount segregated as collateral for call options written.
(b)	Non-income producing.
(c)	Fair-Valued—Securities with an aggregate value of $262,902, representing 0.26% of net assets.
(d)	In default.
(e)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(f)	Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(g)

144A Security—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(h)	Private Placement. Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $944,363, representing 0.92% of net assets.
(i)

Securities with an aggregate value of $30,958,383, representing 30.04% of net assets, have been valued utilizing modeling tools provided by a third party vendor, as described in Note 1(a) in the Notes to Financial Statements.

Glossary:

€ — Euros
¥ — Japanese Yen
CHF — Swiss Franc
GBP — Great British Pound
NR — Not Rated
OTC — Over the Counter
REIT — Real Estate Investment Trust
SEK — Swedish Krona

VRN — Variable Rate Note. Instruments whose interest rate change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on August 31, 2009.

16   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Global Equity & Convertible Income Fund Statement of Assets and Liabilities
August 31, 2009

Assets:
Investments, at value (cost—$162,458,755)	$103,086,244
Foreign currency (cost—$155,278)	156,751
Dividends and interest receivable	417,280
Prepaid expenses	11,999
Total Assets	103,672,274

Liabilities:
Call options written, at value (premiums received—$328,562)	399,441
Investment management fees payable	86,604
Accrued expenses	134,249
Total Liabilities	620,294
Net Assets	$103,051,980

Composition of Net Assets
Common Stock:
Par value ($0.00001 per share applicable to 7,004,189 shares issued and outstanding)	$70
Paid-in-capital in excess of par	163,046,085
Dividends in excess of net investment income	(213,812)
Accumulated net realized loss	(337,338)
Net unrealized depreciation of investments, call options written and foreign currency transactions	(59,443,025)
Net Assets	$103,051,980
Net Asset Value Per Share	$14.71

See accompanying Notes to Financial Statements | 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   17

Nicholas-Applegate Global Equity & Convertible Income Fund Statement of Operations
Year ended August 31, 2009

Investment Income:
Dividends (net of foreign withholding taxes of $104,898)	$3,608,300

Interest	724,190

Other income	54,572

Total Investment Income	4,387,062

Expenses:
Investment management fees	907,799

Custodian and accounting agent fees	87,327

Audit and tax services	76,838

Shareholder communications	72,563

Legal fees	39,690

Transfer agent fees	28,937

New York Stock Exchange listing fees	23,541

Trustees’ fees and expenses	12,883

Miscellaneous	8,441

Total Expenses	1,258,019

Net Investment Income	3,129,043

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,700,963)

Call options written	2,266,097

Foreign currency transactions	(46,370)

Net change in unrealized appreciation/depreciation of:
Investments	(20,991,167)

Call options written	(88,056)

Foreign currency transactions	33,201

Net realized and change in unrealized loss on investments, call options written and foreign currency transactions	(20,527,258)

Net Decrease in Net Assets Resulting from Investment Operations	$(17,398,215)

18   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report  | 8.31.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Global Equity & Convertible Income Fund Statement of Changes in Net Assets

	Year ended August 31, 2009	For the period September 28, 2007* through August 31, 2008

Investment Operations:
Net investment income	$3,129,043	$4,578,682

Net realized gain on investments, call options written and foreign currency transactions	518,764	12,342,425

Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	(21,046,022)	(38,397,003)

Net decrease in net assets resulting from investment operations	(17,398,215)	(21,475,896)

Dividends and Distributions to Shareholders from:
Net investment income	(3,854,964)	(4,196,468)

Net realized gains	(3,826,551)	(9,262,081)

Return of Capital	(3,808,857)	—

Total dividends and distributions to shareholders	(11,490,372)	(13,458,549)

Capital Share Transactions:
Net proceeds from the sale of common stock	—	167,125,000

Offering costs charged to paid-in-capital in excess of par	—	(350,000)

Net increase from capital share transactions	—	166,775,000

Total increase (decrease) in net assets	(28,888,587)	131,840,555

Net Assets:
Beginning of period	131,940,567	100,012

End of period (including undistributed (dividends in excess of) net investment income of $(213,812) and 518,869, respectively)	$103,051,980	$131,940,567

Shares issued	—	7,000,000

* Commencement of operations.

See accompanying Notes to Financial Statements  | 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   19

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements
August 31, 2009

1. Organization and Significant Accounting Policies
Nicholas-Applegate Global Equity & Convertible Income Fund (the “Fund”) was organized as a Massachusetts business trust on May 3, 2007. Prior to commencing operations on September 28, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended and the sale and issuance of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund issued 7,000,000 shares of common stock in its initial public offering. These shares were all issued at $25.00 per share before an underwriting discount of up to $1.125 per share. Offering costs of $350,000 (representing $0.05 per share) were offset against the proceeds of the offering and have been charged to paid-in capital in excess of par.

The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its investment objective by investing in a diversified, global portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on stocks held as well as on equity indexes in an attempt to generate gains from option premiums. There can be no assurance that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security and the volatility observed in the market on such common stocks. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services, As a result, the Net Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

20   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements
August 31, 2009

1. Organization and Significant Accounting Policies (continued)
The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by a third-party vendor. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements
The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of the fair value measurements. Under FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access.

•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges.

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”). FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended August 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities the Fund utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   21

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements
August 31, 2009

1. Organization and Significant Accounting Policies (continued)
A summary of the inputs used as of August 31, 2009, in valuing the Fund’s assets and liabilities is listed below:

	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value at 8/31/09

Investments in Securities—Assets:
Common Stock:
Australia	$431,982	$2,524,910	$—	$2,956,892
Austria	—	144,044	—	144,044
Belgium	—	188,055	—	188,055
Bermuda	1,214,610	379,763	—	1,594,373
Cayman Islands	333,640	247,757	—	581,397
Denmark	—	110,897	—	110,897
Finland	—	250,185	—	250,185
France	1,202,447	2,004,596	—	3,207,043
Germany	—	2,305,276	—	2,305,276
Greece	—	126,990	—	126,990
Hong Kong	208,800	1,527,704	—	1,736,504
Ireland	—	63,537	298	63,835
Italy	—	907,903	—	907,903
Japan	—	6,054,418	—	6,054,418
Luxembourg	—	110,552	—	110,552
Netherlands	663,160	219,470	—	882,630
New Zealand	—	146,564	—	146,564
Norway	—	473,862	—	473,862
Singapore	—	1,115,627	—	1,115,627
Spain	—	1,669,676	—	1,669,676
Sweden	—	1,661,399	—	1,661,399
Switzerland	—	1,385,917	—	1,385,917
United Kingdom		7,339,281	—	7,339,281
All Other	46,297,928	—	—	46,297,928
Convertible Preferred Stock:
Capital Markets	—	—	262,604	262,604
All Other	10,061,135	—	—	10,061,135
Convertible Bonds & Notes	—	10,020,413	—	10,020,413
Corporate Bonds & Notes	—	446,550	—	446,550
Short-Term Investments	—	984,294	—	984,294

Total Investments in Securities—Assets	$60,413,702	$42,409,640	$262,902	$103,086,244

Investments in Securities—Liabilities
Call Options Written	—	(399,441)	—	(399,441)

Total Investments in Securities	$60,413,702	$42,010,199	$262,902	$102,686,803

22   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements
August 31, 2009

1. Organization and Significant Accounting Policies (continued)
A roll forward of fair value measurements using significant unobservable inputs (Level 3) at August 31, 2009, were as follows:

	Beginning Balance 8/31/08	Net Purchases, (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 8/31/09

Investments in Securities—Assets
Common Stock	—	—	—	—	—	$298	$298
Convertible Preferred Stock	—	—	—	—	—	262,604	262,604

Total Investments in Securities—Assets	—	—	—	—	—	$262,902	$262,902

There was no change in unrealized appreciation/depreciation of Level 3 securities for the fiscal year ended August 31, 2009.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may be subsequently reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividends.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at August 31, 2009. The Fund’s federal tax returns since the inception of the Fund remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Foreign Currency Translations

The Fund’s accounting records are maintained in U.S dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate of the respective currency at the spot rate at 11am Eastern Time against the US dollar, as provided by an approved pricing service; and (2) purchase and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Fund’s Statement of Operations.

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   23

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements
August 31, 2009

1. Organization and Significant Accounting Policies (continued)

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(g) Convertible Securities

It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

2. Principal Risk

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As normal interest rates rise, the value of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranatural entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of equity securities, such as common stocks and preferred stocks or equity-related investments such as futures and options, may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on reorganized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or counterparties to the agreements with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser Nicholas-Applegate Capital Management (“NACM” or the “Sub-Adviser), an affiliate of the Investment Manager, seeks to minimize the Fund’s credit

24   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements August 31, 2009

2. Principal Risk (continued)
risks by performing reviews of each counterparty. Generally, all transactions in listed securities are settled/paid for upon delivery. Delivery of securities sold is only made once the Fund has received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

During the year ended August 31, 2009, the Fund held synthetic convertible securities with Lehman Brothers Holdings, Inc. as the counterparty. On September 15, 2008, Lehman Brothers Holdings, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The value of the relevant securities has been written down to their estimated recoverable values.

3. Financial Derivatives Instruments
FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” (“FAS 161”), requires qualitative disclosure about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivative instruments for hedging purposes, the Fund reflects derivatives at fair value and recognize changes in fair value though the Fund’s Statement of Operations and such derivatives do not qualify for FAS 161 hedge accounting treatment. The derivative instruments outstanding as of August 31, 2009 as disclosed in the Notes to Financial Statements and the amounts of realized gain (loss) and changes in appreciation/depreciation on derivative instruments during the year as disclosed in the Fund’s Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

(a) Call Option Transactions
The Fund employs a strategy of writing (selling) call options on equities and/or equity indexes in an attempt to generate gains from option premiums. When an option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or index option in determining whether there has been a realized gain or loss.

The Fund, as writer of call options, may have no control over whether the underlying securities or index options may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written call option.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities of the Fund.

Fair Value of Derivative Instruments as of August 31, 2009

The following is a summary of the fair valuations of the derivative instruments categorized by risk exposure:

The effect of derivative instruments on the Fund’s Statement and Liabilities at August 31, 2009:

Location	Equity Index Contracts

Liability Derivatives
Call options written, at value	$(399,441)

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Location	Equity Index Contracts

Realized Gain (Loss) on:
Call options written	$2,266,097

Net change in unrealized appreciation (depreciation) of:
Call options written	$(88,056)

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   25

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements August 31, 2009

4. Investment Manager/Sub-Adviser
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to borrowings) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliate NACM as Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays the Sub-Adviser a monthly fee.

5. Investment in Securities
For the year ended August 31, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were $23,590,005 and $28,022,757, respectively.

(a) Transactions in call options written for the year ended August 31, 2009 were:

	Contracts	Premiums

Options outstanding, August 31, 2008	89,753	$786,666
Options written	1,104,488	5,826,111
Options terminated in closing purchase transactions	(442,016)	(2,285,723)
Options expired	(659,860)	(3,998,492)

Options outstanding, August 31, 2009	92,365	$328,562

6. Income Tax Information
The tax character of dividends and distributions paid of $11,490,372 as comprised $7,681,515 of ordinary income and $3,808,857 of return of capital.

At August 31, 2009, the Fund had no distributable earnings.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $325,476 arising after October 31, 2008. Such losses are treated for tax purposes as rising on September 1, 2009.

For the year ended August 31, 2009, permanent differences were primarily attributable to the differing treatment of convertible preferred securities, foreign currency transactions and return of capital distributions. These adjustments were to decrease distributions in excess of net investment income by $3,801,773, decrease accumulated net realized loss by $27,084 and decrease paid-in-capital in excess of par by $3,828,857.

The cost basis of portfolio securities for federal income tax purposes is $162,684,430. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $820,041; aggregated gross unrealized depreciation for securities in which there is an excess tax cost over value is $60,418,227; net unrealized depreciation for federal income tax purposes is $59,598,186. The difference between book and tax basis unrealized is primarily attributable to wash sales, premium amortization and differing treatment of convertible preferred securities.

7. Legal Proceedings
In June and September 2004, the Investment Manager, and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commissions and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlement related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in

26   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund Notes to Financial Statements August 31, 2009

7. Legal Proceedings (continued)
a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events
In accordance with FASB Statement of Financial Accounting Standard No. 165. “Subsequent Events” (“FAS 165”), management has evaluated subsequent events following the fiscal year end August 31, 2009 through October 22, 2009, which is the date the financial statements were issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a)

The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b)	The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.

c)	The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

The subsequent events were as follows:

Diana L. Taylor resigned as a Trustee of the Fund on September 10, 2009.

On September 11, 2009 the Fund declared a quarterly dividend of $0.30 per share, payable September 25, 2009 to shareholders of record on September 21, 2009.

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   27

Nicholas-Applegate Global Equity & Convertible Income Fund Financial Highlights
For a share outstanding throughout each period:

	Year ended August 31, 2009	For the period September 28, 2007* through August 31, 2008

Net asset value, beginning of period	$18.84	$23.88	**

Investment Operations
Net investment income	0.44	0.65

Net realized and change in unrealized loss on investments, call options written and foreign currency transactions	(2.93)	(3.72)

Total from investment operations	(2.49)	(3.07)

Dividends and Distributions to Shareholders from:
Net investment income	(0.55)	(0.60)

Net realized gains	(0.55)	(1.32)

Return of Capital	(0.54)	—

Total dividends and distributions to shareholders	(1.64)	(1.92)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	(0.05)

Net asset value, end of period	$14.71	$18.84

Market price, end of period	$12.99	$18.10

Total Investment Return (1)	(17.63)%	(20.67)%

RATIOS/SUPPLEMENTAL DATA:
Net asssets, end of period (000’s)	$103,052	$131,941

Ratio of expenses to average net assets	1.39%	1.23	%(2)

Ratio of net investment income to average net assets	3.45%	3.31	%(2)

Portfolio turnover rate	26%	105%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return of a period of less than one year is not annualized.

(2)	Annualized.

28   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 | See accompanying Notes to Financial Statements

Nicholas-Applegate Global Equity & Convertible Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:
Nicholas-Applegate Global Equity & Convertible Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate Global Equity & Convertible Income Fund (the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2007 (commencement of operations) through August 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 22, 2009

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   29

Nicholas-Applegate Global Equity & Convertible Income Fund	Tax Information/Annual Shareholder Meeting Results/Portfolio Manager Change (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year-end (August 31, 2009) as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 45% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 25% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on the shareholders 2009 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended August 31, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 16, 2008. Shareholders voted to re-elect Robert E. Connor, Hans W. Kertess and William B. Ogden, IV and to elect Diana L. Taylor* as Trustees as indicated below:

	Affirmative	Withheld Authority

Re-election of Robert E. Connor—Class I to serve until 2011	6,143,813	162,102
Re-election of Hans W. Kertess—Class I to serve until 2011	6,145,813	160,102
Re-election of William B. Ogden, IV—Class I to serve until 2011	6,147,963	157,952
Election of Diana L. Taylor*—Class II to serve until 2009	6,149,163	156,752

Messrs. Paul Belica, John C. Maney and R. Peter Sullivan III, continue to serve as Trustees. *Diana Taylor resigned as a Trustee of the Fund September 10, 2009.

Change in Portfolio Manager

In September 2008, Mr. Kunal Ghosh and Mr. Steven Tael replaced Mr. Horacia Valeiras as portfolio managers responsible for the day-to-day portfolio management of the international equity portion of the portfolio. As the Chief Investment Officer of NACM, Mr, Valeiras continues to oversee all investment and trading functions for NACM’s investment policies, including the Fund. Mr. Kunal Ghosh, Senior Vice President at NACM, joined NACM in 2006. Prior to that Mr. Ghosh was a Portfolio Manager at Barclays Global Investors and a Quantitative Analyst for the Cayuga Hedge Fund. He also worked for several years as an engineer at Delphi Corporation. Mr. Steven Tael, Vice President at NACM, joined NACM in 2005. Before joining NACM, Mr. Tael was a Research Analyst at Mellon Capital Management and a Systems Engineer for Bank of America.

Mr. Doug Forsyth, who has been a lead portfolio manager since inception, will continue to act as lead portfolio manager. Mr. Justin Kass and Mr. Michael Yee also have primary responsibility for the day-to-day management of the Fund.

30   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement, as amended, should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   31

Nicholas-Applegate Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For the Fund, the Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the their Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund is small, consisting of seven funds. The Trustees also noted that the actual management fees and total actual expenses were both at the median. The Trustees also noted that the Fund had fourth quintile performance for the 1-year period, ranking sixth out of eight peer funds. As of May 31, 2009, the Fund moved into the third quintile for performance during the 3-months ended May 31, 2009, and has second quintile performance for the 1-year and year-to-date periods as of May 31, 2009.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

32   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund	Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:
A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the 12 months period ended June 30, is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197;(ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   33

Nicholas-Applegate Global Equity & Convertible Income Fund	Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date;or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

34   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2007
Term of office: Expected to stand for re-election
     at 2011 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2007
Term of office: Expected to stand for re-election
     at 2009 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2007
Term of office: Expected to stand for re-election
     at 2011 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2007
Term of office: Expected to stand for election
     at 2011 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2007
Term of office: Expected to stand for re-election
     at 2010 annual meeting of shareholders.
Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor†
Date of Birth: 2/16/55
Trustee since 2007
Term of office: Expected to stand for election at 2009
     annual meeting of shareholders.
Trustee/Director of 45 funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation
     of Sotheby’s and Citigroup, Inc.

Managing Director, Wolfensohn & Co., 2007-present; Formerly, Superintendent Of Banks, State of New York, 2003-2007.

| 8.31.09 | Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report   35

Nicholas-Applegate Global Equity & Convertible Income Fund	Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney††
Date of Birth: 8/3/59
Trustee since 2007
Term of office: Expected to stand for re-election at 2009
     annual meeting of shareholders
Trustee/Director of 78 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†

Ms. Taylor may be considered an “interested person” of the Fund due to her status as a Director of Citigroup Inc., commencing with her appointment to that position on July 24, 2009. Ms. Taylor resigned her position as a Director of the Federal National Mortgage Association (Fannie Mae) effective July 22, 2009.

††

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC, and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

36   Nicholas-Applegate Global Equity & Convertible Income Fund Annual Report | 8.31.09 |

Nicholas-Applegate Global Equity & Convertible Income Fund	Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2007

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2008).

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2007

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2007

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007

Senior Vice President, Group Compliance Manager of Allianz Global Investors of America L.P., Chief Compliance Officer of 80 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2007

Assistant Secretary of 80 funds in the Fund Complex. Formerly, Manager-Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 80 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary
Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate Global Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $55,000 in 2008 and $55,000 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2008 and $0 in 2009. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2008 and $14,175 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate Global Equity & Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $14,175 and the 2009 Reporting Period was $14,175.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate Global Equity & Convertible Income Fund
(the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines"), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC ("Glass Lewis"), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

ITEM 8

(a)(1) Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate” or the “Investment Adviser”)

As of October 28, 2009, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Global Equity & Convertible Income Fund (NGZ), with Mr. Forsyth serving as the lead portfolio manager:

Steven Tael, Ph.D., CFA
Vice President, Portfolio Manager, Systematic
Steven Tael has been a co-portfolio manager of the Fund since 2008 and joined Nicholas-Applegate in 2005 and has portfolio management responsibilities on the International, Global, and Emerging Markets Systematic strategies. Previously, Steve worked at Mellon Capital Management in San Francisco, where he was a research analyst in the area of investment research. His experience spans quantitative model building, model production and portfolio management. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. Steve has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.A. in mathematics from the University of California, Santa Barbara. He has thirteen years of investment industry experience.

Kunal Ghosh
Senior Vice President, Portfolio Manager, Systematic
Kunal Ghosh has been a co-portfolio manager of the Fund since 2008 and joined the firm in 2006 and has portfolio management responsibilities on our International, Global, and Emerging Markets Systematic strategies. Prior to joining the firm, Kunal was a research associate and then portfolio manager for Barclays Global Investors. His experience includes building and implementing models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. Kunal earned his M.B.A. in finance from Cornell University, his M.S. in material engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has six years of investment industry experience.

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager
Doug Forsyth has been a lead portfolio manager of the Fund since inception (2007) and oversees Nicholas-Applegate's Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth earned his B.B.A. in finance at The University of Iowa and has seventeen years of investment industry experience.

Justin Kass, CFA
Managing Director
Justin Kass has been a co-portfolio manager the Fund since 2008 and joined the firm in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA

Anderson School of Management and his B.S. from the University of California, Davis. He has eleven years of investment industry experience.

Michael E. Yee
Senior Vice President
Michael Yee has been a co-portfolio manager the Fund since 2008 and has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has fifteen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, as of August 31, 2009, but including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts		Other Pooled
					Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Steven	8	525.7	14	218.13	7	885.9
Tael, PhD,
CFA
Kunal	8	525.7	14	218.3	7	885.9
Ghosh
Douglas G.	7	2,399.0	10	1,193.1	5	678.1	*
Forsyth,
CFA
Justin Kass,	7	2,399.0	10	1,193.1	5	678.1	*
CFA
Michael E.	7	2,399.0	10	1,193.1	5	678.1	*
Yee

*Of these other pooled investment vehicles, two accounts totaling $415.9 million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

(a) (3)

As of August 31, 2009, Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance

Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one, three and five year performance relative to a fund’s primary benchmarks as specified in the prospectus and to peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. We believe our compensation system clearly aligns the interests of clients with our people and keeps our compensation competitive with industry norms.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

Equity Ownership

In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

(a) (4) The following summarizes the dollar range of securities the portfolio managers for the Fund beneficially owned of the Fund that they managed as of August 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities in each Fund
Steven Tael	None
Kunal Ghosh	None
Douglas G. Forsyth	None
Justin Kass	None
Michael Yee	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Global Equity & Convertible Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date: October 28, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date: October 28, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 28, 2009